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                                                                    Exhibit 10.4


                 AMENDED AND RESTATED WARRANT ISSUANCE AGREEMENT

      THIS AMENDED AND RESTATED WARRANT ISSUANCE AGREEMENT (the "Agreement") is made and entered into as of May 31, 2002, by and among Republic Airways Holdings Inc., a Delaware corporation ("Republic"), Chautauqua Airlines, Inc., a New York corporation and wholly-owned subsidiary of Republic ("Chautauqua") and America West Airlines, Inc., a Delaware corporation ("AWA").

                                    RECITALS

      WHEREAS, concurrent with the entering into by AWA and Chautauqua of that certain Warrant Issuance Agreement, dated as of March 20, 2001 (the "Original Agreement"), AWA and Chautauqua entered into a Code Share and Revenue Sharing Agreement (the "Code Share Agreement"); and

      WHEREAS, Republic, AWA, and Chautauqua desire to amend and restate the Original Agreement to provide for the issuance by Republic to AWA of a warrant (the "Warrant") to purchase shares of common stock, $.001 par value (the "Common Stock"), of Republic on the terms and conditions set forth herein; and

      WHEREAS, no warrant has been issued pursuant to the Original Agreement.


                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    ISSUANCE OF WARRANT

            1.1 ISSUANCE OF WARRANT. Upon the later of (a) the date of the initial public offering of shares of Common Stock of Republic (the "IPO"), or
(b) the date that there are 12 Committed Aircraft (as defined below) (the "Issuance Date") Republic shall issue to AWA the Warrant to purchase the number of shares of Common Stock (the "Warrant Shares") determined as set forth below at the exercise price (the "Exercise Price") determined as set forth below. For the purposes of this Agreement and the Warrant, "Committed Aircraft" means the number of aircraft committed into flight service by AWA pursuant to the Code Share Agreement.

            1.2 NUMBER OF WARRANT SHARES. The number of Warrant Shares shall be equal to two percent (2%) of the greater of (a) the number of shares of Common Stock offered to the public, including any overallotment option granted to the underwriters whether or not exercised, pursuant to the IPO or
(b) thirty five percent (35%) of the number of shares outstanding immediately prior to the closing of the IPO on a fully diluted basis (assuming the exercise or conversion of any outstanding rights, options and convertible securities).

            1.3 EXERCISE PRICE. The Exercise Price shall be the price to the underwriters in the IPO (the "IPO Price").


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            1.4 FORM OF WARRANT. The Warrant will be in the form attached hereto as Exhibit A.

            1.5 AMENDMENT OF ORIGINAL AGREEMENT. This Agreement shall amend and restate the terms of the Original Agreement in their entirety and anything contained therein or as an exhibit thereto shall be superceded by this Agreement. In the event that (i) the number of Committed Aircraft is reduced below 12 by AWA, (ii) the Company or Chautauqua issues a Diversion Notice (as such term is defined in the Code Share Agreement) to divert the Aircraft (as such term is defined in the Code Share Agreement) under Section 1.2.1 of the Code Share Agreement, or (iii) AWA issues a notice of its election to exercise the 2002 Elimination under Section 1.2.3 of the Code Share
Agreement, then the Warrant shall immediately be cancelled and all rights to purchase the Warrant Shares contained therein or hereunder to the extent not previously exercised, and any rights granted to AWA pursuant to Section 2 hereof shall immediately terminate.

      2.    REGISTRATION RIGHTS

            2.1 IPO NOTICE. Republic will give AWA not less than ten (10) days prior written notice before the closing date of its IPO.

            2.2 DEMAND REGISTRATION

                2.2.1 If Republic shall receive a written request from AWA that Republic file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the registration of at least a majority of the Warrant Shares then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed five million dollars ($5,000,000)), then Republic shall expeditiously effect the registration under the Securities Act of all shares of Common Stock (including any Warrant Shares) that AWA has requested to be registered (the "Registrable Securities").

                2.2.2 If AWA intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise Republic as a part of its request made pursuant to this Section 2.2 and Republic shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by AWA (which underwriter or underwriters shall be reasonably acceptable to Republic). Notwithstanding any other provision of this Section 2.2, if the underwriter advises Republic that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then Republic shall so advise AWA, and the number of Registrable Securities that may be included in the underwriting shall be allocated among AWA, Republic and any other stockholders including shares of Common Stock in such registration on a PRO RATA basis based on the number of shares of Common Stock held by all such holders.

                      (a) Republic shall not be required to effect a registration pursuant to this Section 2.2:

                      (b) prior to the earlier of (i) the third anniversary of Issuance Date and (ii) one hundred eighty (180) days following the effective date of the registration statement pertaining to the IPO; and



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                      (c) after Republic has effected one registration pursuant
to this Section 2.2, and such registration has been declared or ordered effective.

            2.3 PIGGYBACK REGISTRATIONS.

                2.3.1 In addition to the notice requirement set forth in Section 2.1, on and after the Issuance Date Republic shall notify AWA in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of Republic (including, but not limited to, registration statements relating to secondary offerings of securities of Republic, but excluding registration statements relating to any employee benefit plan or to any corporate reorganization) and will afford AWA an opportunity to include in such registration statement all or part of any shares of Common Stock held by AWA.
If AWA desires to include in any such registration statement any shares of Common Stock held by AWA it shall, within ten (10) days after the above-described notice from Republic, so notify Republic in writing. If AWA decides not to include any shares of Common Stock in any registration statement filed by Republic, AWA shall nevertheless continue to have the right to include any shares of Common Stock in any subsequent registration statement or registration statements as may be filed by Republic with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                2.3.2 Notwithstanding any other provision of this Agreement, if the underwriter with respect to an underwritten offering (other then an underwritten offering pursuant to Section 2.2) determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the holders of Common Stock (including AWA) on a PRO RATA basis based on the total number of shares of Common Stock held by such holder.

            2.4 FORM S-3 REGISTRATION. If Republic shall receive from AWA a written request or requests that Republic effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Common Stock owned by AWA, the Company will as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities; PROVIDED, HOWEVER, that Republic shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                      (a) if Form S-3 is not available for such offering by AWA, or

                      (b) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for AWA pursuant to this Section 2.4, or

                      (c) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, or

                      (d) prior to the Issuance Date.

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            2.5 Subject to the foregoing, Republic shall file such Form S-3 registration statement as soon as practicable after receipt of the request of AWA. Registrations effected pursuant to this Section 2.4 shall not be counted as a demand for registration effected pursuant to Section 2.2.

            2.6 EXPENSES OF REGISTRATION. Except as specifically provided herein, all expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.2, 2.3 or 2.4, including, without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for Republic, reasonable fees and disbursements not to exceed twenty-five thousand dollars ($25,000) of a single special counsel for the selling stockholders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration shall be borne by Republic. All underwriting discounts and selling commissions incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered PRO RATA on the basis of the number of shares so registered.

      3.    SALE EVENT

            3.1 SALE EVENT. At any time prior to the closing of the IPO, in the event that (i) Republic (a) liquidates, (b) dissolves, (c) winds up, (d) consolidates or merges with or into any other entity, or effects any other corporate reorganization, in which the stockholders of Republic immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the voting power of the surviving entity immediately after such consolidation, merger or reorganization, (e) effects any transaction or series of related transactions in which in excess of fifty percent (50%) of the voting power of Republic is transferred, or (f) sells, leases or otherwise disposes of all or substantially all of its assets (each a "Sale Event"), and (ii) the number of Committed Aircraft as of the date immediately prior to the Sales Event Closing (as defined below) is not less than 12, then upon the closing of such Sale Event (the "Sale Event Closing"), Republic will pay or will cause to be paid to AWA an amount equal to two percent (2%) of the consideration received in the Sale Event.

      For the purposes of this Section 3, "consideration" means thirty-five percent (35%) of the value of the aggregate consideration received by Republic and the stockholders of Republic upon the Sale Event Closing in excess of one hundred fifty million dollars ($150,000,000). For the purpose of determining the aggregate consideration received by Republic and the stockholders of Republic,
(a) to the extent it consists of cash, it shall be computed at the gross amount of cash received by Republic and the stockholders without any deduction for payment of expenses or otherwise, (b) to the extent it consists of securities that are traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or are listed on the Nasdaq National Market, it shall be valued at the average of the last reported sale price of such security for the five (5) trading days ended the day before the Sale Event Closing, and (c) to the extent that it consists of property other than cash or such securities, it shall be valued as Republic and AWA may mutually agree; PROVIDED that both parties shall negotiate in good faith, and if the parties are unable to reach an agreement as to value, either party shall have the right within thirty (30) days of the Sale Event Closing to commence an action seeking declaratory judgment with respect to such value.



                                      -4-
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            3.2 NOTICE OF SALE EVENT. Republic will give AWA not less than ten (10) days prior written notice before a Sale Event Closing.

      4.    MISCELLANEOUS

            4.1 BINDING AGREEMENT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            4.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

            4.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            4.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            4.5 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to Republic at Republic Airways Holdings Inc., 2500 South High School Road, Indianapolis, Indiana, 46241, Fax No.: (317) 484-6060, Attention: President, with a copy to Wexford Capital LLC, 411 West Putnam Avenue, Greenwich, Connecticut, 06830, Fax
No.: (203) 862-7312, Attention: General Counsel and AWA at America West Airlines, Inc., 111 West Rio Salado Parkway, Tempe, Arizona, 85281, Fax No.:
(480) 693-5155, Attention: General Counsel, with a copy to Cooley Godward LLP, One Maritime Plaza, 20th Floor, San Francisco, 94111, Fax No.: (415) 951-3699,
Attention: Samuel Livermore, or at such other address as Republic or AWA may designate by ten (10) days advance written notice to the other party hereto.

            4.6 MODIFICATION; WAIVER. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by Republic and AWA.

            4.7 ENTIRE AGREEMENT. This Agreement and the Exhibit hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.




                                      -5-
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      IN WITNESS WHEREOF, the parties have executed this AMENDED AND RESTATED
WARRANT ISSUANCE AGREEMENT as of the date first written above.

CHAUTAUQUA AIRLINES, INC.                 AMERICA WEST AIRLINES, INC.



By: /s/ Jay Maymudes                      By: /s/ Scott Kirby
   ---------------------------               ---------------------------

Name: Jay Maymudes                        Name: Scott Kirby
     -------------------------                 -------------------------

Title: Vice President                     Title: EVP Sales and Marketing
      ------------------------                  ------------------------


REPUBLIC AIRWAYS HOLDINGS INC.



By: /s/ Arthur Amron
   ---------------------------

Name: Arthur Amron
     -------------------------

Title: Vice President
      ------------------------


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                                    EXHIBIT A

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                         REPUBLIC AIRWAYS HOLDINGS INC.
                        WARRANT TO PURCHASE COMMON STOCK


                                                            -------- ----,-----

      THIS CERTIFIES THAT, for value received, America West Airlines, Inc., with its principal office at 111 West Rio Salado Parkway, Tempe Arizona, 85281, or assigns (the "Holder" or "Purchaser"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Republic Airways Holdings Inc., a Delaware corporation, with its principal office at 2500 South High School Road, Indianapolis, Indiana, 46241 (the "Company"), ____________ shares of common stock of the Company, par value $0.001 per share (the "Common Stock"), as provided herein. Terms not otherwise defined herein shall have the meanings ascribed to them in the Amended and Restated Warrant Issuance Agreement, dated as of _______, 2002, by and among the Company, the Holder and Chautauqua Airlines, Inc. (the "Warrant Issuance Agreement").

      1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

         (a) "Exercise Period" shall mean the time period commencing with the date of this Warrant and ending on the date three years from the date hereof.

         (b) "Exercise Price" shall mean _______, subject to adjustment pursuant to the terms herein.

         (c) "Exercise Shares" shall mean the shares of the Company's Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein.

      2. EXERCISE OF WARRANT; CANCELLATION.

         2.1 EXERCISE. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

            (a) An executed Notice of Exercise in the form attached hereto;



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            (b) Payment of the Exercise Price either (i) in cash or by check, or
(ii) by cancellation of indebtedness; and

            (c) This Warrant.

      Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

      The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

            2.2 NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect (the "Conversion Right") to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

      Where X =   the number of shares of Common  Stock to be issued to the
                  Holder

            Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

            A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

            B =   Exercise Price (as adjusted to the date of such calculation)

      For purposes of the above calculation, the fair market value of one share of Common Stock shall be:

                (a) the product of (i) the average daily Market Price (as defined below) during the period of the most recent 10 days, ending on the last business day before the effective date of exercise of the Conversion Right, on which the national securities exchanges were open for trading and (ii) the number of shares of the Common Stock (as defined herein) into which each Exercise Share is convertible on such date; or

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                (b) if no class of Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the fair market value shall be the Market Price on the last business day before the effective date of exercise of the Conversion Right.

      If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market System (the "National Market System") of the Nasdaq, the Market Price as of a specified day shall be the last reported sale price of Common Stock on such exchange or on the National Market System on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System. If the Common Stock is not so listed or admitted to unlisted trading privileges, the Market Price as of a specified day shall be the mean of the last bid and asked prices reported on such date (x) by the Nasdaq or (y) if reports are unavailable under clause
(x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the Market Price as of a specified day shall be determined in good faith by the Board of Directors of the Company.

            2.3 CANCELLATION OF WARRANT. In the event that at any time (i) the number of Committed Aircraft is reduced below 12 by AWA, (ii) the Company or Chautauqua issues a Diversion Notice to divert the Aircraft under Section
1.2.1 of the Code Share Agreement, or (iii) AWA issues a notice of its election to exercise the 2002 Elimination under Section 1.2.3 of the Code Share Agreement, then this Warrant shall immediately be cancelled and all rights to purchase the Warrant Shares contained herein to the extent not previously exercised shall be of no further force and effect.

      3.    COVENANTS OF THE COMPANY.

            3.1 COVENANTS AS TO EXERCISE SHARES. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

            3.2 NO IMPAIRMENT. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment, PROVIDED that nothing herein shall in any manner restrict the Company from undertaking a Sale Event (as defined in the Warrant Issuance Agreement) based

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on the good faith determination by the Company's Board of Directors that such transaction is in the best interests of the Company if the Company complies fully with Section 3 of the Warrant Issuance Agreement.

            3.3 NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

            3.4 NOTICE OF EXPIRATION. If this Warrant has not been fully exercised on or before the date thirty (30) days prior to the end of the Exercise Period, the Company shall thereafter provide Holder with at least twenty (20) days advance written notice of the date on which this Warrant is to expire. If the Company fails to provide such notice, the Exercise Period shall be extended until the date thirty (30) days after the date said notice is provided to Holder.

      4.    REPRESENTATIONS OF HOLDER.

            4.1 ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof, other than potential transfers between affiliates. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

            4.2 SECURITIES ARE NOT REGISTERED.

                (a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the "Act") on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention, other than potential transfers between affiliates.

                (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

                (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale

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set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

            4.3 DISPOSITION OF WARRANT AND EXERCISE SHARES.

                (a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

                    (i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

                    (ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                (b) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition; provided, however, that such statement will not be required if the disposition is permitted under Rule 144 of the Act.

                (c) Notwithstanding the provisions of paragraph (a) above, the Holder may assign this Warrant and the Exercise Shares to any affiliate.

      5.    ADJUSTMENT OF EXERCISE PRICE.

            5.1 STOCK DIVIDENDS; SPLITS; ETC. In the event of changes in the outstanding Common Stock of the Company after the date hereof by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price (the "Aggregate Exercise Price"), the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

      5.2   SALE OF SHARES BELOW EXERCISE PRICE.

            (a) If at any time or from time to time after the date hereof, the Company issues or sells, or is deemed to have issued or sold, Additional Shares of Common Stock (as defined below), for an Effective Price (as defined below) less than the then effective Exercise Price, then and in each such case, the then existing Exercise Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined as set forth below and the Holder shall have the right to purchase on exercise of the Warrant the number of shares of Common Stock obtained by dividing the Aggregate Exercise Price by the Exercise Price as reduced. The Exercise Price shall be reduced by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction equal to:

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                (i) the numerator of which shall be (A) the number of shares of
Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the Aggregate Consideration received (as defined below) by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price, and

                (ii) the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued.

      For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock outstanding, and (B) the number of shares of Common Stock which could be obtained through the exercise or conversion of all other rights, options and convertible securities outstanding on the day immediately preceding the given date.

            (b) For the purpose of making any adjustment required under this
Section 5.2, the aggregate consideration received by the Company for any issue or sale of securities (the "Aggregate Consideration") shall: (i) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company, (ii) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors, and (iii) if Additional Shares of Common Stock, Convertible Securities (as defined below) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

            (c) For the purpose of the adjustment required under this Section 5.2, if after the date hereof the Company issues or sells (x) stock or other securities convertible into Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") or (y) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities and if the Effective Price of such Additional Shares of Common Stock is less than the Exercise Price, in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities plus:

                (i) in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options; and

                (ii) in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company upon the conversion thereof (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities); PROVIDED that if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses.

                (iii) If the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; PROVIDED FURTHER, that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities.

                (iv) No further adjustment of the Exercise Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock or the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Exercise Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Exercise Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities.

      6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

      7. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

      8. TRANSFER OF WARRANT. Subject to applicable laws, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.

      9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

      10. NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at Republic Airways Holdings Inc., 2500 South High School Road, Indianapolis, Indiana, 46241, Fax No.: (317) 484-6060, Attention: President, with a copy to Wexford Capital LLC, 411 West Putnam Avenue, Greenwich, Connecticut, 06830, Fax
No.: (203) 862-7312, Attention: General Counsel and the Holder at America West Airlines, Inc., 111 West Rio Salado Parkway, Tempe, Arizona, 85281, Fax No.:
(480) 693-5155, Attention: General Counsel, with a copy to Cooley Godward llp, One Maritime Plaza, 20th Floor, San Francisco, California, 94111, Fax No. (415) 951-3699, Attention: Samuel Livermore, or at such other address as the Company or the Holder may designate by ten (10) days advance written notice to the other party hereto.

      11. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

      12. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of Delaware.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed
by its duly authorized officer as of                        .
                                     -----------------------


                                    REPUBLIC AIRWAYS HOLDINGS INC.

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------

                               NOTICE OF EXERCISE

TO:  REPUBLIC AIRWAYS HOLDINGS INC.

      (1) / / The undersigned hereby elects to purchase ________ shares of the Common Stock of Republic Airways Holdings Inc. ("the Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          / / The undersigned hereby elects to purchase ________ shares of the Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

      (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           ------------------------
                                     (Name)

                           ------------------------

                           ------------------------
                                    (Address)

      (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; and (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so.


-----------------------                   ----------------------------
(Date)                                    (Signature)

                                          ----------------------------
                                          (Print name)

                                 ASSIGNMENT FORM


                  (To assign the foregoing Warrant, execute this form and supply required information.
                  Do not use this form to purchase shares.)


      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
       -----------------------------------------------------------------------
                                 (Please Print)

Address:
          --------------------------------------------------------------------
                                 (Please Print)

Dated:
       -------------------------------------

Holder's Signature:
                   -------------------------

Holder's Address:
                   -------------------------


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.